UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2018

CONNECTONE BANCORP, INC.
(Exact name of Company as specified in its charter)

New Jersey	001-11486	52-1273725
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

301 Sylvan Avenue
Englewood Cliffs, New Jersey		07632
(Address of principal executive offices)		(Zip Code)

Company's telephone number, including area code: (201) 816-8900

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 17, 2018, the Registrant’s Board of Directors voted to amend and restate the Registrant’s current bylaws to implement a majority voting standard in uncontested elections. In addition, the Board amended the bylaws to eliminate certain provisions regarding the composition of the Board of Directors that were added as part of the Company’s 2014 merger with the former ConnectOne Bancorp, Inc. and which were no longer effective. Pursuant to the Amended and Restated Bylaws, (i) if the number of nominees exceeds the number of directors to be elected (a “contested election”), the members of the Board of Directors shall be elected by a plurality of the votes cast by the holders of shares entitled to vote at such meeting and (ii) in an election of directors that is not a contested election (an “uncontested election”), the members of the Board of Directors shall be elected by a majority of the votes cast by the holders of shares entitled to vote at such meeting. For purposes of the Amended and Restated Bylaws, in an uncontested election of directors a “majority of votes cast” shall mean that the number of shares voted “for” a director exceeds the number of votes cast “against” that director. "Abstentions" and "broker non-votes" will not count as votes cast with respect to that director's election.

The Amended and Restated Bylaws include related provisions with respect to the submission by directors of an irrevocable resignation, which shall become effective in the event of a stockholder vote in an Uncontested Election in which that person does not receive a majority of the votes cast with respect to that person's election as a director, at the earlier of (i) the selection of a replacement director by the Board of Directors, or (ii) 90 days after certification of such stockholder vote. Acceptance by the Board of Directors is not a condition to the effectiveness of the irrevocable resignation

The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified by reference to the full text of the Amended and Restated Bylaws, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
3.1	Amended and Restated Bylaws of ConnectOne Bancorp, Inc. adopted December 17, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNECTONE BANCORP, INC.
(Registrant)

Dated: December 20, 2018	By:	/s/	William S. Burns
WILLIAM S. BURNS
Executive Vice President and
Chief Financial Officer